Thrivent Mutual Funds

Supplement to Statement of Additional Information (SAI) dated February 28, 2009

Pages 24 through 28 of the “Management of the Funds” section of the SAI are amended to reflect the fact that Paul R. Laubscher and Russell W. Swansen are trustees of Thrivent Mutual Funds (the “Trust”)

Mr. Laubscher, age 52, is an independent trustee of the Trust and is also a member of the Trust’s Audit, Contracts, Ethics and Compliance, and Governance Committees. He currently is a Senior Investment Manager of private real estate portfolios for IBM Retirement Funds (“IBM”). Prior to his current position, Mr. Laubscher served as a Senior Investment Manager of international equity portfolios for IBM.

Mr. Swansen, age 51, has been Senior Vice President and Chief Investment Officer of Thrivent Financial for Lutherans (“Thrivent”) since 2004. He is an interested trustee of the Trust, in part, because of his position with Thrivent, the parent company of the Trust’s investment adviser. Mr. Swansen is also the Trust’s President.

The date of this Supplement is May 28, 2009

Please include this Supplement with your SAI

26711